SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS ESG Global Bond Fund
Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the investment advisor for DWS ESG Global Bond Fund (the “fund”), the Board of Directors of Deutsche DWS Global/International Fund, Inc. has authorized, on behalf of the fund, the fund’s termination and liquidation, which will be effective on or about November 30, 2023 (the “Liquidation Date”). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The operational costs of the liquidation, including the mailing of notification to shareholders, will be borne by the fund but reimbursed by the Advisor, after taking into account applicable contractual expense caps then in effect by the Advisor to waive or reimburse certain operating expenses of the fund. As the Liquidation Date approaches, the fund’s assets will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective. The liquidation is expected to be a taxable event for shareholders.
The fund will be closed to new investors effective the close of business on September 29, 2023. After that date, existing shareholders may continue to invest in the fund and retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.
Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders who elect to exchange their shares may do so at net asset value without the payment of any contingent deferred sales charge (CDSC) and shareholders who elect to redeem their shares will receive the net asset value per share for all shares redeemed less any applicable CDSC on such redemption date. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any applicable CDSC. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, other than shareholders that are in individual retirement accounts, qualified defined contribution and defined benefit plans, or other tax-deferred qualified investment vehicles. Please consult your personal tax advisor about the potential tax consequences.
Shareholders who redeem their shares prior to the Liquidation Date or whose shares are redeemed on the Liquidation Date, and for which they paid a sales charge, may be able to take advantage of the “reinstatement feature” if they decide to invest with DWS again within six months. With this feature, shareholders can put their money back into the same class of another DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS (this may result in shareholder tax liability for federal income tax purposes). Shareholders who use this reinstatement feature will be reimbursed (in the form of fund shares by the fund’s distributor) for any CDSC they paid when they redeemed shares in the fund. Future CDSC calculations will be based on the original investment date, rather than the reinstatement date.
Please Retain This Supplement for Future Reference
September 22, 2023
PROSTKR23-94